SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2003

CYMER, INC.
(Exact name of Registrant as specified in charter)

NEVADA	0-21321	33-0175463
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT SAN DIEGO, CALIFORNIA 92127
(Address of principal executive offices)

(858) 385-7300
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release, dated October 21, 2003.

Item 12. Results of Operations and Financial Condition.

On October 21, 2003, we disclosed unaudited financial information for the third quarter of 2003 in the earnings release attached hereto as Exhibit 99.1.

                The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

Date: October 21, 2003	By:	/s/ Nancy J. Baker
Nancy J. Baker
Senior Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated October 21, 2003.